Income Taxes (FY)	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes	INCOME TAXES
Prior to the Separation, the Company’s operating results were included in Danaher’s various consolidated U.S. federal and certain state income tax returns, as well as certain foreign returns. For periods prior to the Separation, the Company’s Consolidated and Combined Financial Statements reflect income tax expense and deferred tax balances as if the Company had filed tax returns on a standalone basis separate from Danaher. The separate return method applies the accounting guidance for income taxes to the standalone financial statements as if the Company was a separate taxpayer and a standalone enterprise for periods prior to the Separation.
Earnings from operations before income taxes for the years ended December 31 were as follows ($ in millions):

	2023	2022	2021
United States	$484	$528	$432
Non-U.S.	612	585	615
Total	$1,096	$1,113	$1,047
The provision for income taxes from operations for the years ended December 31 were as follows ($ in millions):

	2023	2022	2021
Current:
Federal U.S.	$86	$107	$41
Non-U.S.	169	177	137
State and local	27	28	19
Deferred:
Federal U.S.	(19)	(22)	(6)
Non-U.S.	(4)	(17)	(3)
State and local	(2)	(5)	(2)
Income tax provision	$257	$268	$186
The Company has earnings that have been taxed previously in the United States (“PTEP”) as of December 31, 2023 which can be repatriated subject to foreign withholding and U.S. state income taxes. The Company intends to permanently reinvest its earnings in non-U.S. operations except to the extent of PTEP. The potential tax implications of repatriating unremitted earnings are driven by the facts at the time of distribution. The incremental cost to repatriate these earnings is not expected to be material.
The effective income tax rate from operations for the years ended December 31 varies from the U.S. statutory federal income tax rate as follows:

	Percentage of Pre-Tax Earnings
	2023	2022	2021
Statutory federal income tax rate	21.0%	21.0%	21.0%
Increase (decrease) in tax rate resulting from:
State income taxes (net of Federal income tax benefit)	1.9	1.7	1.5
Non-U.S. rate differential	3.5	2.7	2.2
US Taxation of Foreign Earnings	(2.1)	(1.5)	(1.1)
Change in uncertain tax positions	—	1.0	(3.5)
R&D and other tax credits	(1.3)	(0.3)	(0.4)
Other	1.0	0.1	—
Net excess tax benefits from stock-based compensation	(0.6)	(0.6)	(1.9)
Effective income tax rate	23.4%	24.1%	17.8%
The Company’s effective tax rate for 2023, 2022 and 2021 differs from the U.S. federal statutory rate of 21.0%, due principally to the Company’s earnings outside the United States that are taxed at rates different than the U.S. federal statutory rate, state taxes, as well as the impact of the following:
The effective tax rate of 23.4% in 2023 includes net tax benefits primarily related to excess tax benefits from stock-based compensation. This decreased the reported rate on a net basis by 1.0%.
The effective tax rate of 24.1% in 2022 includes net tax benefits primarily related to excess tax benefits from stock-based compensation, partially offset by changes in estimates associated with prior period uncertain tax positions and audit settlements. These items decreased the reported rate on a net basis by 0.4%.
The effective tax rate of 17.8% in 2021 includes net tax benefits primarily related to the release of reserves for uncertain tax positions from the expiration of statutes of limitation and audit settlements and excess tax benefits from stock-based compensation, partially offset by changes in estimates associated with prior period uncertain tax positions. These items decreased the reported rate on a net basis by 6.2%.
Following the Separation, we made income tax payments of $113 million. Prior to the Separation, we did not make any income tax payments because we were dependent on Danaher for all of our working capital and financing requirements under Danaher’s centralized approach to cash management and financing of operations of its subsidiaries.
The Company evaluates the future realizability of tax credits and loss carryforwards considering the anticipated future earnings of the Company’s subsidiaries as well as tax planning strategies in the associated jurisdictions. Included in deferred income taxes as of December 31, 2023 are tax benefits for U.S. and non-U.S. net operating loss carryforwards totaling $1 million and $32 million, respectively, of which the Company does not expect to realize and has corresponding valuation allowances on most of the net operating losses. Certain of the losses can be carried forward indefinitely and others can be carried forward to various dates from 2023 through 2043.
Significant components of the Company’s deferred tax assets and liabilities from operations at the end of each fiscal year were as follows:

	2023	2022
Deferred Tax Assets:
Allowance for doubtful accounts	$6	$6
Inventories	18	22
Employee benefit plans	7	9
Other accruals and prepayments	79	89
Stock-based compensation expense	14	15
Operating lease liabilities	31	31
Capitalized research and development costs	46	25
Tax credit, operating loss and capital loss carryforwards	34	30
Net Investment Hedge	4	—
Deferred service income	—	—
Valuation allowances	(29)	(25)
Total Deferred Tax Assets	210	202
Deferred Tax Liabilities:
Depreciation	(12)	(10)
Operating lease right-of-use assets	(29)	(30)
Goodwill and other intangible assets	(242)	(262)
Total Deferred Tax Liability	(283)	(302)
Net Deferred Tax Liability	$(73)	$(100)
Noncurrent deferred tax assets and noncurrent deferred tax liabilities are included in other assets and other long-term liabilities, respectively, in the accompanying Combined Balance Sheets.
A valuation allowance is recorded on certain deferred tax assets if it has been determined it is more likely than not that all or a portion of these assets will not be realized. The valuation allowances in 2023 and 2022 are primarily attributable to foreign net operating loss carryforwards.
Net operating loss carryforwards of $33 million as of December 31, 2023 are available to reduce future tax obligations of certain U.S. and foreign companies. The net operating loss carryforwards have various expiration dates beginning in 2024 with certain jurisdictions having indefinite carryforward periods.
On August 16, 2022, the U.S. government enacted the Inflation Reduction Act (“IRA”), which imposes a new corporate alternative minimum tax (“CAMT”), an excise tax on stock buybacks, and significant tax incentives for energy and climate initiatives, among other provisions. The CAMT is effective for tax years beginning after December 31, 2022, while the excise tax applies to repurchases of stock after December 31, 2022. The effective dates of the energy related incentives vary. In response to a technical inquiry, the FASB provided guidance permitting a company to make an accounting policy election to either consider the effect of CAMT when evaluating the need for, and the amount of, a valuation allowance or account for the effects on deferred tax assets in the period they arise. The Company has elected to account for the effects of CAMT on deferred tax assets in the period they arise. The Company evaluated the impact of the IRA and concluded that it does not have a material impact on the Company’s Consolidated Financial Statements.
As of December 31, 2023, gross unrecognized tax benefits totaled $97 million ($82 million, net of the impact of $34 million of indirect tax benefits offset by $19 million associated with potential interest and penalties). As of December 31, 2022, gross unrecognized tax benefits totaled $94 million ($76 million, net of the impact of $30 million of indirect tax benefits offset by $12 million associated with potential interest and penalties). The Company recognized approximately $1 million of net tax expense from potential interest and penalties during 2023, $2 million of net tax benefits from the reversal of potential interest and penalties during 2022, and $9 million of net tax expense from potential interest and penalties during 2021 associated with uncertain tax positions. To the extent unrecognized tax benefits (including interest and penalties) are not assessed with respect to uncertain tax positions, $2 million would reduce the tax expense and effective tax rate in future periods. The Company recognized interest and penalties related to unrecognized tax benefits within income taxes in the accompanying Combined Statements of Earnings. Unrecognized tax benefits and associated accrued interest and penalties are included in taxes, income and other accrued expenses as detailed in Note 11.
A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding amounts accrued for potential interest and penalties, is as follows ($ in millions):

	2023	2022	2021
Unrecognized tax benefits, beginning of year	$94	$81	$115
Additions based on tax positions related to the current year	—	8	7
Additions for tax positions of prior years	2	11	1
Reductions for tax positions of prior years	2	—	—
Acquisitions, divestitures and other	4	—	—
Statute of limitations expirations	(1)	(1)	(40)
Settlements	(4)	(4)	(1)
Effect of foreign currency translation	—	(1)	(1)
Unrecognized tax benefits, end of year	$97	$94	$81
The Company considers many factors when evaluating and estimating its tax positions and the impact on income tax expense, which may require periodic adjustments, and which may not accurately anticipate actual outcomes. It is reasonably possible that the amount of the unrecognized benefit with respect to certain of the Company's unrecognized tax positions will significantly increase or decrease within the next twelve months. However, based on the uncertainties associated with finalizing audits with the relevant tax authorities including formal legal proceedings, it is not possible to reasonably estimate the impact of any such change.
The Company conducts business globally, and the Former Parent filed numerous consolidated and separate income tax returns in the U.S. federal and state and non-U.S. jurisdictions. The non-U.S. countries in which the Company has a significant presence include Belgium, Brazil, Canada, China, Germany, Netherlands and the
United Kingdom. Excluding these non-U.S. jurisdictions, the Company believes that a change in the statutory tax rate of any individual non-U.S. country would not have a material effect on the Company’s Combined Financial Statements given the geographic dispersion of the Company’s income.
The Company is routinely examined by various domestic and international taxing authorities. In connection with the Separation, the Company entered into certain agreements with Danaher, including a tax matters agreement. The tax matters agreement distinguishes between the treatment of tax matters for “Joint” filings compared to “Separate” filings prior to the Separation. “Joint” filings involve legal entities, such as those in the United States, that include operations from both Danaher and the Company. By contrast, “Separate” filings involve certain entities (primarily outside of the United States) that exclusively include either Danaher’s or the Company’s operations, respectively. In accordance with the tax matters agreement, Danaher is liable for and has indemnified the Company against all income tax liabilities involving “Joint” filings for periods prior to the Separation. The Company remains liable for certain pre-Separation income tax liabilities including those related to the Company’s “Separate” filings.
Pursuant to U.S. tax law, the Company expects to file its initial U.S. federal income tax return for the 2023 short tax year with the IRS during 2024. Therefore, the IRS has not yet begun an examination of the Company’s initial U.S. federal income tax return. The Company’s operations in certain U.S. states and foreign jurisdictions remain subject to routine examination.